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                                                                   EXHIBIT 1
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                           ALLEGIANT BANCORP, INC.
                        (a Missouri corporation) and

                         Allegiant Capital Trust II
                    (a Delaware statutory business trust)

                                 $30,000,000

                _____% Cumulative Trust Preferred Securities

                           UNDERWRITING AGREEMENT

                             -------------------

                              __________, 2001

                    LEGG MASON WOOD WALKER, INCORPORATED
                         DAIN RAUSCHER INCORPORATED
                        HOWE BARNES INVESTMENTS, INC.
                            as the Underwriters,
                   c/o Legg Mason Wood Walker Incorporated
                        100 Light Street, 31st Floor
                          Baltimore, Maryland 21202
                Attention: Mark C. Micklem, Managing Director

Ladies and Gentlemen:

         Allegiant Capital Trust II (the "Trust"), a statutory business trust organized under the Delaware Business Trust Act, 12 Del. C. Sections 3801 et seq. (the "Delaware Act"), and Allegiant Bancorp, Inc., a Missouri corporation (the "Company" and together with the Trust, the "Offerors"), confirm their agreement (this "Agreement") with Legg Mason Wood Walker, Incorporated ("Legg Mason"), Dain Rauscher Incorporated and Howe Barnes Investments, Inc. (each, an "Underwriter", and together, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 of this Agreement), with respect to the issuance and sale by the Trust, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of ____% Cumulative Trust Preferred Securities (liquidation amount $25 per trust preferred security) set forth in Schedule A hereto and the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) of this Agreement to purchase all or any part of 180,000 additional preferred securities to cover overallotments, if any. In this Agreement, the 1,200,000 preferred securities (the "Initial Preferred Securities") to be purchased by the Underwriters and all or any part of the 180,000 preferred securities subject to the option described in Section 2(b) of this Agreement (the "Optional Preferred Securities") are called, collectively, the "Preferred Securities." The Preferred Securities are more fully described in the Prospectus (as defined below).

         The Preferred Securities will be guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement") to be dated as of Closing Time (as defined below) executed and delivered by the Company and Bankers Trust Company (the "Guarantee Trustee"), a New York banking corporation, not in its individual capacity but solely as trustee for the benefit of the holders from time to time of the Preferred Securities. The Company and the Trust each understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as they deem advisable after this Agreement has been executed and delivered, and the Trust Agreement (as defined below), the Indenture (as defined below), and the Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase the ____%



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Junior Subordinated Deferrable Interest Debentures due 2031 (the
"Subordinated Debentures") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Trust Agreement of Trust, to be dated as of Closing Time (the "Trust Agreement"), among the Company, Bankers Trust Company, as property trustee (the "Property Trustee"), Bankers Trust (Delaware), as Delaware trustee (the "Delaware Trustee"), and Shaun R. Hayes and Thomas A. Daiber, as administrative trustees (the "Administrative Trustees" and together with the Property Trustee and the Delaware Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debentures will be issued pursuant to an indenture, to be dated as of Closing Time (the "Indenture"), between the Company and Bankers Trust Company, as debenture trustee (the "Debenture Trustee").

         The Preferred Securities, the Guarantee and the Subordinated Debentures are collectively referred to in this Agreement as the "Securities." The Indenture, the Trust Agreement, the Guarantee Agreement and this Agreement are collectively referred to in this Agreement as the "Operative Documents." Capitalized terms used in this Agreement without definition have the respective meanings specified in the Prospectus.

         The Company entered into an Agreement and Plan of Merger dated as of April 30, 2001, as amended July 31, 2001 (as amended, the "Merger Agreement"), with Southside Bancshares Corp., a Missouri corporation ("Southside"), pursuant to which the Company will merge (the "Merger") with and into Southside with Southside continuing as the surviving entity and being renamed "Allegiant Bancorp, Inc." (the "Surviving Corporation"). The entire proceeds from the sale of the Subordinated Debentures of the Company will be used by the Company to pay for a portion of the cash consideration to be paid in the Merger and related costs and expenses.

         The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File Nos. 333-62684 and 333-62684-01) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus. Promptly after execution and delivery of this Agreement, the Offerors will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations, (ii) if the Offerors have elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b) or
(iii) a final prospectus in accordance with Rules 415 and 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective: (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is in this Agreement called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, and including any other registration statement filed with the Commission to register a portion of the Securities pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), is in this Agreement called the "Registration Statement." The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Preferred Securities is in this Agreement called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated June 8, 2001, together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, the Rule 462 Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").


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         The Company and Southside have filed with the Commission a joint proxy statement on Schedule 14A and Southside has filed a registration statement of Form S-4 (File No. 333-63212) relating to the approval of the Merger by the shareholders of each of the Company and Southside and the issuance to shareholders of Allegiant and shareholders of Southside of shares of capital stock of the Surviving Corporation as capital stock consideration to be paid in the Merger. Such joint proxy statement and registration statement, including the exhibits, appendices and schedules thereto, if any, at the time it became effective is in this Agreement called the "Merger Proxy/Registration Statement." For purposes of this Agreement, all references to the Merger Proxy/Registration Statement or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

         All references to this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include any document filed under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus.

SECTION 1. Representations and Warranties.

         (a) Offerors' Representations and Warranties. The Offerors jointly and severally represent and warrant to each Underwriter as of the date of this Agreement, as of the Closing Time and as of each Date of Delivery (if any) referred to in Section 2(b) of this Agreement, and agree with each Underwriter as follows:

                  (i) Compliance with Registration Requirements. The Company satisfied, on the date of initial filing of the Registration Statement and will satisfy on the date of filing of any post-effective amendment and any Rule 462 Registration Statement, the eligibility requirements to use Form S-3 under the 1933 Act to register offerings and sales of its securities. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Offerors, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Offerors are legally permitted, pursuant to the terms of the 1933 Act, to offer and sell the Securities pursuant to the Registration Statement.

         At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Time and any Date of Delivery, the Registration Statement and any amendments and supplements thereto and any Rule 462 Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time and any Date of Delivery, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any of the Underwriters expressly for use in the Registration Statement or Prospectus (or any supplement thereto). The Offerors hereby acknowledge for all purposes under this Agreement that (A) the statements set forth under the caption "Underwriting" in the Prospectus, other than the paragraph describing the Company's expenses in connection with the offering and sale of the Preferred



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Securities and the first and last sentence of the third to last paragraph of such section (describing the listing of the Preferred Securities on the Nasdaq National Market and the determination of the offering price and distribution rate of the Preferred Securities) and (B) the stabilization and passive market making legends on page ii of the Prospectus constitute the only information furnished in writing to the Offerors by or on behalf of the Underwriters for use in the Registration Statement or Prospectus.

         Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering will, at the time of such delivery, be substantively identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and Prospectus at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information included in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time and any Date of Delivery, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iii) Merger Proxy/Registration Statement. The Merger Proxy/Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Merger Proxy/Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Offerors, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Surviving Corporation is legally permitted, pursuant to the terms of the 1933 Act, to distribute the shares of its capital stock as required by the Merger Agreement pursuant to the Registration Statement.

         At the time the Merger Proxy/Registration Statement was declared effective under the 1933 Act, on the dates that the Merger Proxy/Registration Statement was delivered to the respective shareholders of the Company and/or Southside and at the effective time (the "Effective Time") of the Merger, the Merger Proxy/Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Merger Proxy/Registration Statement made in reliance upon and in conformity with information furnished to the Company in writing by Legg Mason expressly for use in the Merger Proxy/Registration Statement. The Offerors hereby acknowledge for all purposes under this Agreement that (A) the statements set forth under the caption "The Merger--Opinion of Allegiant Bancorp's Financial Advisor" in the Merger Proxy/Registration Statement and (B) the form of opinion set forth as Annex B to the Merger Proxy/Registration Statement constitute the only information furnished in writing to the Offerors by or on behalf of Legg Mason for use in the preparation of the Merger Proxy/Registration Statement.

                  (iv) Independent Accountants. The accountants of the Company who certified the Company's historical consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants of the Company within the meaning of the 1933 Act and the 1933 Act Regulations.


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                  (v) Financial Statements. The consolidated historical
financial statements, together with the related schedules and notes, of the Company and its Subsidiaries (as defined below) included in the Registration Statement and the Prospectus present fairly, in all material respects, the consolidated balance sheet of the Company and its Subsidiaries, at the dates indicated and the statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") in the United States applied on a consistent basis throughout the periods involved, except as disclosed in the notes to such financial statements; and the summary consolidated financial data and selected consolidated financial data of the Company included in the Registration Statement and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus. The summary consolidated financial data and selected consolidated financial data of Southside included in the Registration Statement and the Prospectus present fairly, in all material respects, the information shown therein. The consolidated financial statements, together with related schedules and notes, of Equality Bancorp, Inc. and its consolidated subsidiaries included in the Registration Statement and the Prospectus present fairly, in all material respects, the information shown therein. The summary pro forma consolidated financial information and the pro forma combined consolidated financial information included in the Registration Statement and the Prospectus present fairly, in all material respects, the information relating to the Company, and the information relating to Southside, shown therein, and have been compiled on a basis consistent with that of the audited consolidated financial statements of the Company and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The supporting schedules, if any, to any of the foregoing financial information included in the Registration Statement present fairly, in all material respects, in accordance with GAAP the information required to be stated therein.

                  (vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition, financial or otherwise, business, assets, prospects, net worth or results of operations of the Trust or of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) any transaction entered into by the Trust, the Company or any of its Subsidiaries, other than in the ordinary course of business, that is material to the Trust, or to the Company and its Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, other than regular dividends on the Company's common stock.

                  (vii) No Material Adverse Change in Southside's Business. Since the respective dates as of which information is given in the Prospectus and the Merger Proxy/Registration Statement, to the best knowledge of the Offerors, there has not been any material adverse change in the condition, financial or otherwise, business, assets, prospects, net worth or results of operations of Southside and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

                  (viii) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri and is duly registered as a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended ("BHCA"), and has full corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as now being conducted and described in the Prospectus, except where the failure to do so would not have a Material Adverse Effect. The Company has full corporate power and authority to enter into and perform its obligations under each of the Operative Documents to which it is a party.

                  (ix) Good Standing of the Bank. Allegiant Bank (the "Bank") has been duly organized and is validly existing as a Missouri state banking association and continues to do business as such and has full power and authority to conduct its business as such in each jurisdiction in which its banking business is conducted and as described in the Prospectus. The Bank is in good standing with the Division of Finance of



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the State of Missouri ("Division of Finance"). The accounts of the Bank are insured by the Bank Insurance Fund and the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum applicable amount in accordance with the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such membership or insurance are pending, or, to the best knowledge of the Offerors, threatened.

                  (x) Good Standing of Southside. Southside has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri and is duly registered as a bank holding company within the meaning of the BHCA, and has full corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as now being conducted and described in the Prospectus and in the Merger Proxy/Registration Statement.

                  (xi) Good Standing of Southside Banks. Each of Southside National Bank in St. Louis, State Bank of Jefferson County, Bank of Ste. Genevieve and The Bank of St. Charles County (collectively, the "Southside Banks") has been duly organized and is validly existing as a national banking association or a Missouri state banking association and continues to do business as such and has full power and authority to conduct its business as such in each jurisdiction in which its banking business is conducted and as described in the Prospectus and the Merger Proxy/Registration Statement. Each of the Southside Banks is in good standing with the Federal Reserve Bank or the Division of Finance. The accounts of each of the Southside Banks are insured by the Bank Insurance Fund and the Savings Association Insurance Fund of the FDIC up to the maximum applicable amount in accordance with the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such membership or insurance are pending, or, to the best knowledge of the Offerors, threatened.

                  (xii) No Other Significant Subsidiaries. There are no "significant subsidiaries" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) other than the Bank. The Subsidiaries of the Company other than the Bank considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                  (xiii) Good Standing of the Subsidiaries. Each of the Company's direct or indirect subsidiaries, whether wholly or partially owned (collectively, the "Subsidiaries"), has been duly organized and is validly existing as a corporation or business trust, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate or trust power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Prospectus, except where the failure to do so would not result in a Material Adverse Effect; and the Company and each of its corporate Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (xiv) Subsidiaries' Capital Stock Duly Authorized and Validly Issued. All of the issued and outstanding shares of capital stock or other equity securities of the Company's corporate Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and, except for the trust preferred securities of Allegiant Capital Trust I, are owned by the Company, directly or indirectly, and are held free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity of any kind; none of such outstanding shares of capital stock of the Company's corporate Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter or by-laws of any such Subsidiary or under any agreement to which the Company or any of its Subsidiaries is a party.

                  (xv) Capitalization. The capitalization of the Company as of June 30, 2001 is as set forth in the Prospectus under the caption "Capitalization" (and there have not been any subsequent issuances of capital stock of the Company except for subsequent issuances, if any, pursuant to any dividend reinvestment plan, reservations, agreements, conversions, stock dividends or employee or director benefit plans or the Merger Agreement) and the capitalization of the Surviving Corporation immediately following the Effective



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Time will be as set forth in the Prospectus under the caption
"Capitalization"; the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable and none of the capital stock of the Company was issued in violation of the preemptive rights of any shareholder of the Company. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the Company's capital stock pursuant to the Company's Articles of Incorporation, as amended, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Subordinated Debentures or Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of capital stock of the Company. Except as described in the Registration Statement and the Prospectus and except for stock options granted to employees and directors of the Company and the Subsidiaries and pursuant to the Merger Agreement (all of which have been disclosed in the Registration Statement to the extent required by the Act or the Exchange Act), there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary any shares of the capital stock of the Company or such Subsidiary.

                  (xvi) Good Standing of the Trust. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Operative Documents, as applicable, and the Preferred Securities; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; and the Trust is and will be, under federal income tax law as of the date hereof and as of the Closing Time and any Date of Delivery, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. As of the date hereof and as of the Closing Time and any Date of Delivery, the Trust is and, immediately after the offering and the sale of the Securities will be, treated as a consolidated subsidiary of the Company pursuant to GAAP.

                  (xvii) Authorization of Common Securities. The Common Securities have been duly authorized for issuance by the Trust pursuant to the Trust Agreement and, when issued, executed and authenticated in accordance with the Trust Agreement and delivered by the Trust to the Company against payment therefor in accordance with the Common Securities Subscription Agreement, will be validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the descriptions thereof contained in the Prospectus. The issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time and any Date of Delivery all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  (xviii) Authorization of Preferred Securities. At the Closing Time and any Date of Delivery, the Preferred Securities will have been duly authorized for issuance by the Trust pursuant to the Trust Agreement and, when issued, executed and authenticated in accordance with the Trust Agreement and delivered against payment therefor as provided in this Agreement, will be validly issued and fully paid and non-assessable undivided beneficial ownership interests in the assets of the Trust and will conform in all material respects to the description thereof in the Prospectus. The issuance of the Preferred Securities will not be subject to preemptive or other similar rights. Holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of a private corporation for profit.

                  (xix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Offerors and constitutes a legal, valid and binding obligation of each of the Offerors, enforceable in accordance with its terms, except to the extent that enforceability may be limited by any of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally, and (B) general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity (collectively, the "Enforceability



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Exceptions"). Each Offeror has full power and authority to enter into this
Agreement and, in the case of the Trust, to authorize, issue and sell the Preferred Securities as contemplated by this Agreement.

                  (xx) Authorization of Trust Agreement. The Trust Agreement has been qualified under the 1939 Act and has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, assuming due authorization, execution and delivery of the Trust Agreement by the Trustees, the Trust Agreement will, at the Closing Time and any Date of Delivery, be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

                  (xxi) Authorization of Guarantee Agreement. The Guarantee Agreement has been qualified under the 1939 Act and the Guarantee Agreement and the Guarantee have been duly authorized by the Company; at the Closing Time and any Date of Delivery, the Guarantee Agreement will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by any of the Enforceability Exceptions; and the Guarantee and the Guarantee Agreement will conform in all material respects to the description thereof in the Prospectus. The Company has full power and authority to enter into the Guarantee Agreement.

                  (xxii) Authorization of Indenture. The Indenture has been qualified under the 1939 Act and has been duly authorized by the Company; at the Closing Time and any Date of Delivery, the Indenture will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by any of the Enforceability Exceptions. The Company has full power and authority to enter into the Indenture.

                  (xxiii) Authorization of Subordinated Debentures. The Subordinated Debentures have been duly authorized by the Company; at the Closing Time and any Date of Delivery, the Subordinated Debentures will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered by the Company to the Trust against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by any of the Enforceability Exceptions; and the Subordinated Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the descriptions thereof in the Prospectus.

                  (xxiv) Authorization of Trustees. Each of the
Administrative Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to act in such capacity and to execute and deliver the Trust Agreement. The Merger Agreement conforms in all material respects to the description thereof contained in the Prospectus and in the Merger Proxy/Registration Statement.

                  (xxv) Authorization of Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by Southside, constitutes a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by any of the Enforceability Exceptions and except that enforcement of rights to indemnification and contribution contained therein may be limited by applicable federal or state laws or the public policy underlying such laws. The shares of the capital stock of the Surviving Corporation delivered pursuant to the terms of the Merger Agreement will have been duly authorized for issuance by the Surviving Corporation pursuant to the Merger Agreement and, when issued, executed and authenticated in accordance with the Merger Agreement and delivered as provided in the Merger Agreement, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof in the Merger Proxy/Registration Statement. The issuance of such shares of capital stock will not be subject to preemptive



                                     8

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or other similar rights. With the exception of the delivery of the merger consideration, all conditions to the obligations of each of the Company and Southside to consummate the Merger have been satisfied or duly waived and the Company has received a binding agreement from a third party lender to loan the Company funds (including, without limitation, an agreement from a third party lender who currently has loaned funds to the Company for other purposes), which when considered with the net proceeds from the sale of the Securities and the Company's cash on hand, will be sufficient to pay the cash consideration payable to Southside shareholders pursuant to the Merger and related fees and expenses and to fund ordinary business operations consistent with past practices, but which loan amount shall in any event not be less than $35 million.

                  (xxvi) Trust and Company Not Investment Company or Investment Adviser. Neither the Trust nor the Company is, and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds as described in the Prospectus under the caption "Use of Proceeds" neither the Trust nor the Company will be, an "investment company" or a company "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act") or an "investment adviser" which is required to be registered under the Investment Advisers Act of 1940, as amended.

                  (xxvii) Accuracy of Disclosure. The Operative Documents and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (xxviii) Absence of Defaults and Conflicts. The Trust is not in violation of the trust certificate of the Trust filed with the State of Delaware (the "Trust Certificate") or the Trust Agreement, and neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, charter, by-laws, certificate of formation, trust agreement or other similar document; none of the Trust, the Company or any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, permit, license, franchise agreement, debenture, deed of trust or other agreement or instrument to which it is a party or by which it or any of them may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments"), and no other party to any Agreement or Instrument is in material default thereunder, except for such defaults under Agreements and Instruments that would not result in a Material Adverse Effect; and (A) the execution, delivery and performance of the Operative Documents and the Merger Agreement by the Trust or the Company, as the case may be, (B) the issuance, sale and delivery of the Common Securities and the Securities, (C) the consummation of (x) the transactions contemplated by the Operative Documents and (y) the Merger, and
(D) compliance by the Offerors with the terms of the Operative Documents and the Merger Agreement to which they are a party have been duly authorized by all necessary corporate action on the part of the Company and, with respect to the matters described in sub-clauses (A), (B), (C)(x) and (D) of this Agreement, at the Closing Time and any Date of Delivery, will have been duly authorized by all necessary action on the part of the Trust, and none of the actions referred to in sub-clauses (A) through (C) above violate, conflict with or constitute a breach of or, default or Repayment Event (as defined below), and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance or equitable right upon any property or assets of the Trust, the Company or any of the Subsidiaries pursuant to the Agreements and Instruments (except for such conflicts, violations, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Articles of Incorporation, charter, by-laws, certificate of formation, trust agreement or other similar document of the Company or any of its Subsidiaries or the Trust Agreement or the Trust Certificate or violation by the Company or any of its Subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency or instrumentality or court, domestic or foreign, including, without limitation, the Board of Governors of the Federal Reserve System (the "FRB"), the Division of Finance, and the FDIC (each, a "Governmental Entity"). To the best knowledge of the Offerors, no other party under any other Agreements and Instruments is in material default thereunder except for such defaults as would not individually or in the aggregate result in a Material Adverse Effect. As used in this Agreement, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any



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

person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust, the Company or any of the Company's Subsidiaries.

                  (xxix) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Offerors, has been threatened, which may result in a Material Adverse Effect.

                  (xxx) Absence of Proceedings. Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending, or, to the best knowledge of the Offerors, threatened, against the Trust, the Company or any of its Subsidiaries or of which any of their respective property or assets is the subject, which, individually or in the aggregate, might result in a Material Adverse Effect, or might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by the Operative Documents or the Merger Agreement or the performance by the Trust or the Company of its obligations hereunder or thereunder or which requires the Company or any Subsidiary to make any material change in its method of conducting its business.

                  (xxxi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Company or the Trust of their respective obligations under each of the Operative Documents and the Merger Agreement, as applicable, or the consummation by the Trust and the Company of the transactions contemplated by the Operative Documents or the Merger.

                  (xxxii) Possession of Licenses and Permits. The Trust, the Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate Governmental Agencies necessary to conduct the business now operated by them; the Trust, the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Trust, the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, is likely to result in a Material Adverse Effect. The Offerors and the Subsidiaries have fulfilled and performed all of their respective material obligations with respect to all Governmental Licenses, and no event has occurred that allows, or after notice or lapse of time or both, would allow revocation or termination of any Governmental License or result in any other material impairment of the rights of the holder of any such Governmental License.

                  (xxxiii) Accuracy of Exhibits. There are no agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xxxiv) Title to Property. The Company and its Subsidiaries have good and marketable title to all of their respective fee owned properties, in each case free and clear of all liens, encumbrances and defects, except as stated in the Prospectus or to the extent the failure to have such title or the existence of such liens, encumbrances or defects would not have a Material Adverse Effect; and all of the leases and subleases material to the business of the Trust, the Company and its Subsidiaries considered as one enterprise, and under which the Offerors or any of the subsidiaries of the Company holds leasehold interests in any of the properties described in the Prospectus, are in full force and effect, and neither the Offerors nor any of the Company's Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Offerors or any of the Company's Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued



                                     10

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

possession of the leased or subleased premises under any such lease or sublease. The Offerors and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which they are a party as lessee with such exceptions as do not materially interfere with the use made thereof by such Offeror or subsidiary.

                  (xxxv) Regulation M. Neither Offeror has taken or will take, directly or indirectly, any action designed to, which has constituted, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of any of the Securities.

                  (xxxvi) Insurance. The Offerors and the Subsidiaries maintain reasonably adequate insurance for the conduct of their respective businesses in accordance with prudent business practices with reputable third-party insurers.

                  (xxxvii) Tax Returns and Tax Liabilities. Each of the Offerors and each Subsidiary has filed or caused to be filed, or has properly filed extensions for, all foreign, federal, state and local income, value added and franchise tax returns and has paid all taxes and assessments shown thereon as due, except for such taxes and assessments as are disclosed or adequately reserved against and that are being contested in good faith by appropriate proceedings, promptly instituted and diligently conducted. All material tax liabilities are adequately provided for on the books of such Offeror or Subsidiary, and there is no material tax deficiency that has been or might be asserted against any of them that is not so provided for.

                  (xxxviii) Patents and Proprietary Rights. The Offerors and the Subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Patents and Proprietary Rights") currently employed by them in connection with the businesses they now operate, except where the failure to so own, possess or acquire such Patents and Proprietary Rights would not have a Material Adverse Effect. Neither of the Offerors nor any Subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Patent or Proprietary Rights that, if the subject of any unfavorable decision, ruling or finding, singly or in the aggregate, would not to result in a Material Adverse Effect.

                  (xxxix) Subordination of Guarantee Agreement Obligations. The Company's obligations under the Guarantee Agreement are subordinated and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.

                  (xl) Subordination of Subordinated Debentures. The Subordinated Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.

                  (xli) Environmental Laws. Neither Offeror nor any subsidiary has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") that, in each case or in the aggregate, might result in a Material Adverse Effect. Except as stated in the Registration Statement, none of the property owned or leased by either Offeror, Southside or any subsidiary is contaminated with any waste or hazardous substances that might result in a Material Adverse Effect, nor may either Offeror, Southside or any subsidiary be deemed an "owner or operator" of a "facility" or "vessel" that owns, possesses, transports, generates, discharges or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Response Compensation and Liability Act of 1980, U.S.C. Section 9601 et seq., except as would not result in a Material Adverse Effect.

                  (xlii) ERISA. Each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) which would have a Material Adverse Effect for which the Company or any



                                     11

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

subsidiary would have any liability. Neither the Company nor any Subsidiary has incurred or expects to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan," or (B)
Section 412 or 4971 of the Internal Revenue Code or 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), in each case which would not have a Material Adverse Effect. Each "pension plan" for which the Company or any subsidiary would have any liability that is intended to be qualified under Section 501(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except for such losses as would not have a Material Adverse Effect.

                  (xliii) Compliance with Laws. Neither Offeror nor any Subsidiary is in violation of any statute, judgment, decree, order, rule or regulation (collectively, "Laws") applicable to any of them or any of their respective properties or assets that, alone or together with other such violations, would result in a Material Adverse Effect. None of the Offerors, any Subsidiary nor, any employee or agent of any of them has made any payment of funds of such Offeror or Subsidiary or received has retained any funds in violation of any law, rule or regulation (including the Foreign Corrupt Practices Act) or of a character required to be disclosed in the Prospectus. Neither of the Offerors nor any Subsidiary has, at any time during the past five years, (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any unlawful payment to state, federal or foreign government officer or officers, or other person charged with similar public or quasi-public duty. The Offerors and the Subsidiaries are in compliance with all provisions of Section 1 of Florida Statutes,
Section 517.075, An Act Relating to Disclosure of Doing Business with Cuba.

                  (xliv) Internal Accounting Controls. Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, and (iii) access to assets is permitted only in accordance with management's general or specific authorization.

                  (xlv) No Distribution. The Offerors have not distributed any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Offerors.

                  (xlvi) No Brokers. Other than as contemplated by this Agreement or described in the Registration Statement, neither Offeror has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (xlvii) Tier I Capital. The Offerors expect that the Securities will qualify as "Tier 1" capital (as defined in 12 C.F.R. Part 325 and subject to the limitations set forth therein) to the extent described under "Capitalization" in the Prospectus.

                  (xlviii) Fiduciary Accounts. The Bank has properly administered, in all material respects, all accounts for which it acts as a fiduciary, including, but not limited to, accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law. Neither the Bank nor any of its directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

         (b) Certificates. Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or any Subsidiary of the Company in such person's capacity as such officer and delivered to



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you or to counsel for the Underwriters shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Underwriters as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Preferred Securities. On the basis of the representations and warranties contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the purchase price of $25 per Initial Preferred Security, the number of Initial Preferred Securities set forth in Schedule A opposite the name of that Underwriter, plus any additional number of Initial Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 of this Agreement, subject, in each case, to such adjustments among the Underwriters as they in their sole discretion shall make to eliminate any sales or purchases of fractional Preferred Securities. As compensation to the Underwriters for their commitments under this Agreement and because the proceeds of the sale of the Preferred Securities will be used to purchase the Subordinated Debentures, the Company hereby agrees to pay at the Closing Time and at any Date of Delivery to the Underwriters by wire transfer of immediately available funds a commission of $0.9375 per Preferred Security sold.

         (b) Optional Preferred Securities. In addition, on the basis of the representations and warranties in this Agreement contained and subject to the terms and conditions set forth in this Agreement, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to 180,000 Optional Preferred Securities at the price per share set forth in the immediately preceding paragraph. The option hereby granted will expire at the close of business, St. Louis, Missouri time, on the 30th day after the date of this Agreement and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Preferred Securities upon notice by Legg Mason to the Trust setting forth the number of Optional Preferred Securities as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Optional Preferred Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but, if notice of exercise is given to the Trust following the Closing Time, shall not be earlier than the third day after such notice is given (without consent of the Company), and in any event, shall not be later than the 30th day after the date of this Agreement or prior to the Closing Time. If the option is exercised as to all or any portion of the Optional Preferred Securities, each of the Underwriters, acting severally and not jointly, will purchase and the Trust agrees to sell to the Underwriters that proportion of the total number of Optional Preferred Securities to be sold by the Trust which the number of Initial Preferred Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Preferred Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for the Initial Preferred Securities shall be made at the offices of Thompson Coburn LLP, St. Louis, Missouri, or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 8:30 a.m., (Central time) on the third business day (or, if pricing occurs after 4:30 p.m. (Eastern time) on any given day, the fourth business day) after the date of this Agreement (unless postponed in accordance with the provisions of Section 10 of this Agreement), or such other time as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being in this Agreement called the "Closing Time").

         In addition, if any or all of the Optional Preferred Securities are purchased by the Underwriters, then payment of the purchase price for, and delivery of certificates for, such Optional Preferred Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Offerors on each Date of Delivery as specified in the notice from the Underwriters to the Offerors.

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         Payment shall be made to the Trust by wire transfer of immediately available funds, to the order of the Trust, to a bank designated by the Company, against delivery to the Underwriters of the Preferred Securities to be purchased by them. It is understood that each Underwriter has authorized Legg Mason, for its account, to accept delivery of, receipt for, and make payment of the Purchase Price for, the Initial Preferred Securities and the Optional Preferred Securities, if any, which it has agreed to purchase. Legg Mason, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Preferred Securities or the Optional Preferred Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3. Covenants of the Offerors. The Offerors jointly and severally covenant with each Underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company and the Trust, subject to Section 3(b) of this Agreement, will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Underwriters immediately, and confirm the notice in writing,
(i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments to the Registration Statement from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Preferred Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, and
(v) for three years after the date of this Agreement, of the happening of any event or information becoming known that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) untrue. The Company and the Trust will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Offerors will use their respective best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing of Amendments. The Company and the Trust will give the Underwriters notice of their intention to file or prepare any amendment to the Registration Statement, any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object or which is not in compliance with the 1933 Act or the 1933 Act Regulations. The Offerors will prepare and file, with the Commission, promptly upon a reasonable request by the Underwriters, any amendment to the Registration Statement or Supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Preferred Securities by the Underwriters in the Underwriters' or their counsel's opinion, and will use best efforts to cause any such amendment to the Registration Statement to become effective as promptly as possible.

         (c) Delivery of Registration Statements. The Offerors have furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, two signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be substantively

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

identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Offerors, as promptly as possible, will furnish to the Underwriters, without charge, such number of copies of the preliminary prospectus, the Prospectus and any amendments and supplements thereto and documents incorporated by reference therein as the Underwriters may reasonably request, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Offerors will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be substantively identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Continued Compliance with Securities Laws. The Offerors will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly advise the Underwriters thereof and, if requested by the Underwriters, confirm such occurrence in writing, and will promptly prepare and file with the Commission, subject to Section 3(b) of this Agreement, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) Blue Sky Qualifications. The Company and the Trust will each use its best efforts, in cooperation with the Underwriters and their counsel, to qualify the Preferred Securities for offering and sale under the applicable securities laws of such states and other U.S. jurisdictions as the Underwriters may reasonably designate and to maintain such qualifications in effect for so long as the Underwriters may reasonably request for distribution of the Preferred Securities (or obtain exemptions from the application of such laws); provided, however, that neither the Company nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Offerors will, from time to time, prepare and file such statements, reports and other documents as may be requested by the Underwriters for such purpose.

         (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) Notice and Effect of Material Events. The Offerors will immediately notify the Underwriters, and confirm such notice in writing, of
(i) any filing made by either of the Offerors of information relating to the offering of the Preferred Securities with any securities exchange, automated quotation system or any other regulatory body in the United States, and (ii) prior to the completion of the distribution of the Preferred Securities by the Underwriters as evidenced by a notice in writing from the Underwriters to the Offerors, any Material Adverse Effect, which (A) makes any statement in the Prospectus false or misleading or (B) is not disclosed in the Prospectus. In such event or if during such time any event shall occur as a

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

result of which it is necessary, in the reasonable opinion of the Company, its counsel or the Underwriters or counsel to the Underwriters, to amend or supplement the Prospectus in order that the Prospectus not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Prospectus by preparing and furnishing to the Underwriters for their review and approval, and once such approval has been granted, filing with the Commission an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory in the reasonable opinion of counsel for the Underwriters) so that, as so amended or supplemented, or the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (i) DTC. The Offerors will cooperate with the Underwriters and use their commercially reasonable efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of The Depository Trust Company ("DTC").

         (j) Use of Proceeds. The Trust will use the net proceeds received by it from the sale of the Preferred Securities, and the Company will use the net proceeds received by it from the sale of the Subordinated
Debentures, in the manners specified in the Prospectus under "Use of Proceeds."

         (k) The Nasdaq National Market. The Offerors will cause, beginning on the date the Registration Statement becomes effective, the Preferred Securities to be quoted on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market. If the Subordinated Debentures are distributed on the occurrence of a Tax Event (as defined in the Prospectus), the Company will use its commercially reasonable efforts to effect the quotation of the Subordinated Debentures on the Nasdaq National Market or such other automated quotation system or national securities exchange on which the Preferred Securities are then listed.

         (l) Reporting Requirements. The Company and the Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (m) Furnish Reports. For and during the period ending three years after the effective date of the Registration Statement, the Company will furnish, upon request, to the Underwriters copies of all reports and other communications (financial or otherwise) furnished by the Company to its security holders generally and copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

         (n) No Liability. The Company and the Trust, for and during the period prior to the exercise in full or termination or expiration of the option to purchase the Optional Preferred Securities, will not incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Prospectus.

         (o) Delivery of Documentation. For and during the period of three years after the date of this Agreement, the Company and the Trust will furnish to the Underwriters a copy: (i) as soon as practicable after the filing thereof, of each report filed by either of the Offerors with the Commission, any securities exchange , the Nasdaq Stock Market, Inc. or the NASD Regulation, Inc. ("NASD"); (ii) as soon as practicable after the release thereof, of each material press release in respect of either of the Offerors; (iii) as soon as available, of each report of the Company mailed to shareholders; and (iv) as soon as available, such other publicly available information concerning the Offerors as the Underwriters may reasonably request.

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

         (p) Price stabilization or manipulation. The Trust and the Company will not (and each of them will not permit its respective affiliates to) take, directly or indirectly, any action designed to or which might reasonably be expected to constitute, cause or result in, under the Securities Exchange Act of 1934 or otherwise, the stabilization or manipulation of the price of any of the Securities.

         (q) Best Efforts. The Company and the Trust will use their best efforts to do and perform all things required to be done and performed under this Agreement by them prior to, at or after the Closing Time, and to satisfy all conditions precedent to the delivery of the Preferred
Securities.

SECTION 4. Payment of Expenses.

         (a) Expenses. Regardless of whether the transactions contemplated hereby are consummated or this Agreement becomes effective as to all of its provisions or is terminated, the Company, as borrower under the Subordinated Debentures, will pay all expenses incident to the performance of its, and the Trust's, obligations under this Agreement, including:

                  (i) the preparation, printing, filing and distribution of the Registration Statement (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto;

                  (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Operative Documents and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Preferred Securities;

                  (iii) the preparation, issuance and delivery of the Preferred Securities to the Underwriters, including any securities or other transfer taxes and any stamp or other duties payable upon the sale, issuance, or delivery of the Preferred Securities to the Underwriters;

                  (iv) the fees and disbursements of the Company's counsel, accountants and other advisors;

                  (v) the fees and expenses of any trustee appointed under any of the Operative Documents, including the fees and disbursements of counsel for such trustees in connection with the Operative Documents;

                  (vi) the qualification of the Preferred Securities under securities laws in accordance with the provisions of Section 3(f) of this Agreement, including filing fees;

                  (vii) the filing fees incident to the review by the NASD of the terms of the sale of the Preferred Securities;

                  (viii) the reasonable fees and disbursements of counsel for the Underwriters in connection with the qualification of the Preferred Securities under securities laws in accordance with the provisions of
Section 3(f) of this Agreement, in connection with the preparation of the Blue Sky Survey and any supplement thereto, if any, and in connection with the review by the NASD of the terms of the sale of the Preferred Securities; provided that such fees and expenses shall not exceed $7,000 in the aggregate;

                  (ix) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, if any;

                  (x) the fees and expenses of any transfer agent or registrar for the Preferred Securities;

                  (xi) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Subordinated Debentures on the Nasdaq National Market;

                  (xii) the cost and charges of qualifying the Preferred Securities with the DTC, including the fees and disbursements of counsel in connection therewith;

                  (xiii) all advertising expenses in connection with the Offering;

                  (xiv) the fees and expenses in connection with obtaining the opinions to be provided pursuant to Sections 5(b), 5(c) and 5(d) of this Agreement; and

                  (xv) the costs and expenses in connection with the performance by the Offerors of all of their obligations under this Agreement.

         (b) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9 of this Agreement, the Company shall reimburse the Underwriters for all of their actual accountable out-of-pocket expenses, including all the reasonable fees and disbursements of counsel for the Underwriters; provided that such out-of-pocket fees and expenses in the aggregate do not exceed $75,000.

SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors contained in Section 1 of this Agreement or in certificates of any Trustee of the Trust, officer of the Company or any of its Subsidiaries delivered pursuant to the provisions this Agreement, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b)).

         (b) Opinion of Outside Counsel for Offerors. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Thompson Coburn LLP, St. Louis, Missouri, counsel for the Offerors, substantially in the form of Exhibit A to this Agreement. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Trustees of the Trust, officers of the Company and its Subsidiaries and certificates of public officials, provided that such counsel shall state their belief that they and the Company are justified in relying thereon.

         (c) Opinion of Counsel for Bankers Trust Company. At the Closing Time, the Underwriters shall have received the opinion, dated as of the Closing Time, of ___________, counsel to Bankers Trust Company, as Property Trustee under the Trust Agreement, Guarantee Trustee under the Guarantee Agreement and Debenture Trustee under the Indenture, to the effect that: (i) Bankers Trust Company is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York; (ii) the Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture; (iii) the Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement; (iv) the Property Trustee has the requisite power and authority to execute and deliver the Trust Agreement and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement; (v) each of the Indenture and the Guarantee Agreement has been duly executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Guarantee Trustee, respectively, enforceable against the Indenture Trustee and the Guarantee Trustee, respectively, in accordance with their respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws affecting the enforcement of creditors' rights generally, and by principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), and by the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; and (vi) the Junior Subordinated Debentures delivered at the Closing Time have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

         (d) Opinion of Special Delaware Counsel for the Offerors. At the Closing Time, the Underwriters shall have received an opinion, dated as of the Closing Time, of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, to the effect that: (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made; (ii) under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus; (iii) the Trust Agreement constitutes a valid and binding obligation of the Company and each of the Property Trustee and the Administrative Trustees, and is enforceable against the Company and each of the Property Trustee and the Administrative Trustees in accordance with its terms; (iv) under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority (a) to execute and deliver, and to perform its obligations under, this Agreement, and (b) to issue, and to perform its obligations under, the Securities and the Common Securities; (v) under the Trust Agreement and the Delaware Act, the execution and delivery by the trust of this Agreement, and the performance by it of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust; (vi) the Securities and the Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the respective holders of the Securities and the Common Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; (vii) under the Trust Agreement and the Delaware Act, the issuance of the Securities and the Common Securities is not subject to preemptive or similar rights; and (viii) the issuance and sale by the Trust of the Securities and the Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations under this Agreement do not violate (A) any of the provisions of the Certificate of Trust or the Trust Agreement, or (B) any applicable Delaware law or administrative regulation.

         (e) Opinion of Counsel for Underwriters. At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, special counsel for the Underwriters, in form and substance satisfactory to the Underwriters. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Trustees of the Trust, officers of the Company and its Subsidiaries and certificates of public officials, provided that such counsel shall state their belief that they and the Underwriters are justified in relying thereon.

         (f) Certificates. At the Closing Time, there shall not have been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, and the Underwriters shall have received a certificate of the Chairman, the Chief Executive Officer or the President of the Company and of the Chief Financial Officer or the chief accounting officer of the Company and a certificate of the Administrative Trustees of the Trust, dated as of the Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1 this Agreement were true and correct when made and are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Offerors have complied with all agreements

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

and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time and (iv) all conditions to the obligations under the Merger Agreement of each of the Company and the Southside to consummate the Merger shall have been satisfied or waived.

         (g) Accountants' Comfort Letters. At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP, KPMG LLP and Ruben Brown & Gornstein & Co. LLP (collectively, the "Accountants"), such date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information included in the Prospectus, provided that such statements may be as of a date up to three business days prior to the date of delivery.

         (h) Bring-down Comfort Letter. At the Closing Time, the Underwriters shall have received from each of the Accountants a letter dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished by it pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (i) Approval of Listing. At the Closing Time, the Preferred Securities shall have been approved for quotation and inclusion on the Nasdaq National Market, subject to official notice of issuance.

         (j) Agreement for Third Party Loan. The Company shall have entered into definitive agreements with respect to borrowing from a third party lender funds (including, without limitation, borrowing additional funds from a third party lender who currently has loaned funds to the Company for other purposes), which when considered with the net proceeds from the sale of the Securities and the Company's cash on hand, will be sufficient to pay the cash consideration payable to Southside shareholders pursuant to the Merger and related fees and expenses and to fund ordinary business operations consistent with past practices, but which agreement shall in any event permit the Company to borrow not less than $35 million for such purposes.

         (k) Obligations of the Surviving Corporation under the Operative Documents. All conditions precedent under each of the Operative Documents, other than consummation of the Merger and the delivery of the merger consideration, to the succession of the Surviving Corporation to all of the Company's obligations under each of the Operative Documents shall have been satisfied or duly waived, and the Underwriters shall have received copies of all documentation required to evidence same.

         (l) Conditions to Purchase of Optional Preferred Securities. In the event that the Underwriters exercise their option provided in Section 2(b) this Agreement to purchase all or any portion of the Optional Preferred Securities, (x) the representations and warranties of the Company and the Trust contained in this Agreement and the statements in any certificates furnished by the Company and any Trustee hereunder shall be true and correct as of each Date of Delivery, (y) at the relevant Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters, and (z) at the relevant Date of Delivery, the Underwriters shall have received:

                  (i) Opinion of Outside Counsel for Offerors. The favorable opinion of Thompson Coburn LLP, counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Optional Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) of this Agreement.

                  (ii) Opinion of Counsel for Bankers Trust Company. The favorable opinion, dated such Date of Delivery, of ___________, counsel to Bankers Trust Company, as Property Trustee under the Trust Agreement, Guarantee Trustee under the Guarantee Agreement and Debenture Trustee under the Indenture, in form and substance satisfactory to counsel for the Underwriters, relating to the Optional Preferred Securities to be Purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) of this Agreement.


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

                  (iii) Opinion of Special Delaware Counsel for the Offerors. The favorable opinion, dated such Date of Delivery, of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters relating to the Optional Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) of this Agreement.

                  (iv) Opinion of Counsel for the Underwriters. The favorable opinion, dated such Date of Delivery, of Barack Ferrazzano Kirschbaum
Perlman & Nagelberg, counsel for the Underwriters, relating to the Optional Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) of this Agreement.

                  (v) Certificates. Certificates, dated such Date of Delivery, of the Chairman, the Chief Executive Officer, the President or any Vice President of the Company and of the Chief Financial Officer of the Company and a certificate of an Administrative Trustee of the Trust, confirming that the certificates delivered at the Closing Time pursuant to
Section 5(f) this Agreement remain true and correct as of such Date of Delivery.

                  (vi) Bring-down Comfort Letter. A letter from each of the Accountants dated such Date of Delivery, in form and substance satisfactory to the Underwriters, substantially in the same forms and substance as the letters furnished to the Underwriters pursuant to Section 5(g) of this Agreement, except that the specified date referred to shall be a date not more than three business days prior to such Date of Delivery.

         (m) Additional Documents. At the Closing Time, counsel for the Underwriters shall have been furnished such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as in this Agreement contemplated, or in order to evidence the accuracy of any of the representations or warranties of the Offerors, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Offerors in connection with the issuance and sale of the Preferred Securities as contemplated in this Agreement shall be reasonable satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Offerors at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 this Agreement and except that Sections 6 and 7 of this Agreement shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

         (a) Indemnification of Underwriters. The Offerors agree to jointly and severally indemnify and hold harmless: (x) each of the Underwriters; (y) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) any Underwriter (each such person, a "controlling person"); and (z) the respective partners, directors, officers, employees and agents of any Underwriter or any controlling person as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information



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

and the Rule 434 Information, if applicable, or in the Merger Proxy/ Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement of a material fact contained in any preliminary prospectus or Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid by each such indemnified person in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in clause (i) of this Section 6(a), or any such alleged untrue statement or omission referred to in clause (i) of this
Section 6(a); provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

                  (iii) against any and all expense whatsoever, as incurred (including subject to Section 6(c), the fees and disbursements of counsel chosen by Legg Mason), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission referred to in clause (i) of this Section 6(a), or any such alleged untrue statement or omission referred to in clause (i) of this Section 6(a), to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the indemnity agreement set forth in this Section 6(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Offerors by any Underwriter through Legg Mason and its counsel expressly for use in the Registration Statement (or any supplement or amendment thereto), including the Rule 430A Information an the Rule 434 Information, if applicable, in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement or alleged untrue statement contained in or omission or alleged omission from a preliminary prospectus shall not inure to the benefit of the Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, liability, claim, damage or expense purchases any of the Preferred Securities which are the subject thereof if (A) the Company shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person, and (B) the untrue statement contained in or omission from a preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and the Company has previously furnished copies thereof to such Underwriter.

         (b) Indemnification of Offerors, Directors and Officers. Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors, officers, the Trust, each of the Trustees and each person, if any, who controls the Trust, any of the Trustees or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through Legg Mason (or its counsel) expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result

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

thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If an indemnifying party so elects within a reasonable time after receipt of such notice, an indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably acceptable to the indemnified parties defendant in such action, provided, however, that if (i) representation of such indemnified party by the same counsel would present a conflict of interest or (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party, then, in the case of clauses (i) and (ii) of this Section 6(c), such indemnifying party and counsel for each indemnifying party or parties shall not be entitled to assume such defense. If either (A) an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence or (B) an indemnifying party is entitled under the preceding sentence to assume the defense of such action but fails to do so in accordance with the provisions of this paragraph within a reasonable time after the indemnifying party was given notice of commencement of the action, then, in either case: (x) counsel selected by the indemnified party or parties shall be entitled to conduct such defense and (y) such indemnifying party or parties must reimburse all the fees and expenses of such counsel for the indemnified party or parties as they are incurred. Notwithstanding the preceding sentence, the indemnifying party or parties may participate, at its own expense, in the defense of any such action. If an indemnifying party assumes the defense of such action, in accordance with and as permitted by the provisions of this paragraph, such indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one firm of attorneys (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Such firm of attorneys shall be designated in writing, in the case where the indemnified parties are any of the parties indemnified pursuant to Section 6(a) above, by Legg Mason and, in the case where the indemnified parties are any of the parties indemnified pursuant to Section 6(b) above, by the Company. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 of this Agreement (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (iii) is in a form and substance satisfactory to the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to the extent specified in this Section 6 to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) Settlement Without Consent if Failure to Reimburse. Notwithstanding the last sentence of Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party in accordance with such request to the extent it considers reasonable and (2) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unenforceable by an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Underwriters, on the other hand, from the offering of the Preferred Securities pursuant to this Agreement or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Preferred Securities pursuant to this Agreement (before deducting expenses but after deducting the compensation paid to the Underwriters pursuant to Section 2(c) of this Agreement) received by the Offerors and the total commission received by the Underwriters, bear to the aggregate initial offering price of the Preferred Securities. The relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which that Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each controlling person and the respective partners, directors, officers, employees and agents of any Underwriter or any controlling person of any Underwriter shall have the same rights to contribution as that Underwriter, and each officer and director of the Company, and each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) the Company shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are not joint but several in proportion to the number of Preferred Securities set forth against their respective names in Schedule A to this Agreement.

SECTION 8. Representations, Warranties, Agreements and Indemnification Obligations to Survive Delivery. All representations, warranties, agreements and indemnification obligations contained in this Agreement or in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Trust or the Company, and shall survive delivery of the Preferred Securities to the Underwriters.

SECTION 9. Termination of Agreement.

         (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, or any event, condition or change that would constitute a Material Adverse Effect upon consummation of the Merger or (ii) if, since the time of execution of this Agreement, there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis, or any change or development involving a prospective change in national political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or, (iii) if, since the time of execution of this Agreement, trading in any securities of the Company has been suspended or limited by the Commission or the Nasdaq National Market, or (iv) if, since the time of execution of this Agreement, trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) if a banking moratorium has been declared by either Federal, Missouri or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 of this Agreement, and provided further that Sections 1, 6 and 7 of this Agreement shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one of the Underwriters fails at the Closing Time or a Date of Delivery to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), Legg Mason shall have the right, within 24 hours of the Closing Time or the Date of Delivery, if applicable, to make arrangements for it or any person(s) selected by it as substitute Underwriter(s) to purchase all or some of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, Legg Mason shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriter. No action taken pursuant to this Section 10 shall relieve the defaulting Underwriter from liability in respect of its default. If any such default does not result in a termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the Closing Time or Date of Delivery for a period not exceeding five days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. In this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Legg Mason Wood Walker Incorporated, 100 Light Street, 31st Floor, Baltimore, Maryland 21202, Attention: Mark C. Micklem, Managing Director, with a copy to Barack Ferrazzano Kirschbaum Perlman & Nagelberg, 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60602, Attention: Edwin S. del Hierro, Esq. Notices to the Offerors shall be directed to Allegiant Bancorp Inc., 2122 Kratky Road, St. Louis, Missouri 63114, Attention: Shaun R. Hayes, with a copy to Thompson Coburn LLP, One Firstar Plaza, St. Louis, Missouri 63101, Attention: Thomas A. Litz, Esq.

SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 1, 6 and 7 of this Agreement and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. This Agreement and all conditions and provisions of this Agreement are intended to be for the sole and exclusive benefit of the Underwriters and the Offerors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

SECTION 14. Effect of Headings. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

                          {SIGNATURE PAGE FOLLOWS}

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart of this Agreement, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Offerors in accordance with its terms.

                                       Very truly yours,

                                       ALLEGIANT BANCORP, INC.



                                       By
                                         ---------------------------------
                                       Name:  Shaun R. Hayes
                                       Title: President

                                       ALLEGIANT CAPITAL TRUST II



                                       By
                                         ---------------------------------
                                       Name:  Shaun R. Hayes
                                       Title: Administrative Trustee



                                       By
                                         ---------------------------------
                                       Name:  Thomas A. Daiber
                                       Title: Administrative Trustee


CONFIRMED AND ACCEPTED,
as of the date first above written:

LEGG MASON WOOD WALKER, INCORPORATED

For itself and as the Representative of the several
Underwriters named in Schedule A hereto:


By:
   -----------------------------------------
Name:  Mark C. Micklem
Title: Managing Director

                                 SCHEDULE A


                                                Number
                                                Of
                                                Preferred
Name of Underwriter                             Securities
-------------------                             ----------


Legg Mason Wood Walker, Incorporated
                                                ---------------------------

Dain Rauscher Incorporated
                                                ---------------------------

Howe Barnes Investments, Inc.
                                                ---------------------------


Total                                           1,200,000

                                  EXHIBIT A

         1. The Company has been duly organized and is a validly existing corporation in good standing under the laws of Missouri. Each of the Subsidiaries (other than the Trust) has been duly organized and is validly existing as a bank or other entity in good standing under the laws under which it was organized. Each of the Company and the Subsidiaries (other than the Trust) has all necessary power and authority, corporate or otherwise, to own, lease and operate their respective properties and assets and to conduct their respective businesses as described in the Registration Statement and the Prospectus, and each is duly qualified to do business as a foreign corporation or other applicable form of business organization and is in good standing in each jurisdiction in which its ownership or lease of real property or the conduct of its business makes such qualification necessary, except when the failure to so qualify would not have a Material Adverse Effect.

         2. Each Offeror has all necessary power and authority, corporate, trust or otherwise, to enter into and perform the Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Merger Agreement, as applicable, and to effect the transactions contemplated thereby and the Merger. The performance of the Offerors' respective obligations under the Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Merger Agreement, as applicable, have been duly authorized by all necessary action. The Agreement, the Indenture, the Merger Agreement, the Trust Agreement, and the Guarantee Agreement have been duly executed and delivered by and on behalf of the Trust and/or the Company, as applicable, and, assuming due authorization, execution and delivery of such agreements by the other parties thereto, constitute legal, valid and binding agreements of the Trust and/or the Company, as applicable, enforceable in accordance with their respective terms, except as enforceability of the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally and by general equity principles and limitations under the 1933 Act as to the enforceability of indemnification provisions. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or, to the best of our knowledge and information, after due inquiry, third party, is necessary in connection with the execution and delivery of the Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement or the Merger Agreement and the consummation of the transactions contemplated therein or as contemplated by the Prospectus (other than as may be required by the 1939 Act, the NASD or as required by state securities or blue sky laws, as to which we express no opinion) except such as have been obtained or made [specifying the same].

         3. The authorized capital stock of the Company is as set forth in the Prospectus under "Capitalization". Based solely upon a certificate received from the Company's transfer agent, the issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization". All of the shares of outstanding capital stock of the Company have been duly authorized and validly issued, are non-assessable and were not issued in violation of any preemptive rights or, to the best of our knowledge, other rights to subscribe for or purchase securities. The shares of outstanding capital stock of the Company indicated on Schedule I hereto [supplying such schedule] and, based solely upon a certificate received from the Company, all other outstanding shares of capital stock of the Company are fully paid. Except as set forth in the Registration Statement and the Prospectus and except for stock options granted to employees and directors of the Company and the Subsidiaries or pursuant to the Merger Agreement (which have been described in the Registration Statement to the extent required by the 1933 Act or the 1934 Act), to the best of our knowledge, no options, warrants or other rights to convert any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding.

         4. To the best of our knowledge, after due inquiry, neither the filing of the Registration Statement or any amendment thereto nor the offer and sale of the Preferred Securities to the Underwriters as contemplated by the Agreement gives rise to any rights, nor do any rights exist, for or relating to the registration under the 1933 Act of any securities of either Offeror.

         5. Each of the Registration Statement and the Merger Proxy/ Registration Statement has become effective under the 1933 Act, the Prospectus has been filed as required by the Agreement, if necessary, and to the best of our knowledge: (a) after telephonic inquiry of the Commission, no stop order suspending the effectiveness of the Registration Statement or the Merger Proxy/Registration Statement has been issued; and (b) no proceedings for that purpose are pending or have been initiated or threatened by the Commission. The Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable), the Prospectus and each amendment or supplement thereto and the Merger Proxy/Registration Statement (except for the financial statements and other statistical or financial data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

         6. The descriptions in the Registration Statement and Prospectus of contracts, instruments and other documents filed as exhibits to the Registration Statement, and the description of legal and governmental proceedings, are accurate in all material respects, and we do not know of any action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity required to be described in the Prospectus that is not described, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

         7. Neither the filing of the Registration Statement, any amendment, or the Merger Proxy/Registration Statement, nor the execution and performance of the Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement, or the Merger Agreement, nor the consummation of the transactions contemplated therein, will contravene any of the provisions of, or result in a default under (nor, to the best of our knowledge, has any event occurred which with notice or lapse of time, or both, would constitute a breach or default under), any Agreements and Instruments to which the Trust or the Company is a party or by which their respective property is bound (except for such contravention or default which would not have a Material Adverse Effect), or violate any of the provisions of the Articles of Incorporation, as amended, or by-laws of the Company, as currently in effect, or violate any statute, judgment, decree, order, rule or regulation known to us.

         8. Neither the Trust, the Company nor any Subsidiary is an "investment company" or a company controlled by an "investment company" within the meaning of the 1940 Act.

         9. The statements in the Prospectus under the caption "Description of Trust Preferred Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee" and "Relationship Among the Trust Preferred Securities, the Junior Subordinated Debentures and the Guarantee," insofar as such statements constitute matters of law applicable to the Offerors or summaries of documents, fairly present the information required to be included therein in all material respects.

         10. All of the issued and outstanding Common Securities of the Trust are owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

         11. Each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly qualified under the 1939 Act.

         12. The Subordinated Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.

         13. No Tax Event, Capital Treatment Event or Investment Company Event (each as defined in the Indenture) has occurred.

         14. The statements set forth in the Prospectus under the caption "Certain U.S. Federal Income Tax Consequences" constitute a fair and accurate summary in all material respects of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

         15. To the best of our knowledge and information after due inquiry, the Trust is not required to be authorized to do business in any jurisdiction other than Delaware and Missouri, and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

         16. The Company satisfied, on the date of initial filing of the Registration Statement and on the date of filing of any post-effective amendment filed on or before the date hereof and any registration statement pursuant to Rule 462 under the 1993 Act filed on or before the date hereof, the eligibility requirements to use Form S-3 to register offerings and sales of its securities, and the Offerors are legally permitted, pursuant to the terms of the 1933 Act, to offer and sell the Securities pursuant to the Registration Statement.

         All conditions precedent under each of the Indenture, the Trust Agreement and the Guarantee Agreement, other than consummation of the Merger, to the succession of the Surviving Corporation to all of the Company's obligations under each of the Indenture, the Trust Agreement and the Guarantee Agreement have been satisfied and, upon consummation of the Merger, all of the Company's obligations under each of the Indenture, the Trust Agreement and the Guarantee Agreement will become the obligations of the Surviving Corporation without any further action required by any person or entity.

         In addition, we have participated in conferences with officers and other representatives of the Offerors, representatives of the independent public accountants of the Company, representatives of the Underwriters and their counsel, and officers and representatives of Southside and its counsel at which the contents of the Registration Statement, the Prospectus and the Merger Proxy/Registration Statement and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the Merger Proxy/Registration Statement (except as specifically set forth above) and have not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality upon the statements of officers and other representatives of the Company), no facts have come to our attention that lead us to believe that the Registration Statement or any amendment (including any post-effective amendment) thereto at the time such Registration Statement or amendment became effective, and as of the Closing Date and any Date of Delivery, or the Merger Proxy/Registration Statement at the time the Merger Proxy Registration Statement became effective and as of the Closing Date and any Date of Delivery contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus or any amendment or supplement thereto as of their respective dates and as of the Closing Date and any Date of Delivery contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no views with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement, the Prospectus or the Merger Proxy/Registration Statement.